UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2016

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9555 Maroon Circle, Englewood, CO		80112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2016, CSG Systems International, Inc. (“CSG” or the “Company”) entered into a Separation Agreement with Joseph T. Ruble, our executive vice president, general counsel, corporate secretary and chief administrative officer.  Pursuant to the terms of the agreement, Mr. Ruble will remain with the Company in his current position on a fulltime basis through the end of May.  From June 1, 2016 through July 15, 2016, Mr. Ruble will continue his employment as a non-executive employee of the Company to assist with the transition of his duties.

A copy of Mr. Ruble’s Separation Agreement dated April 21, 2016 is attached hereto as Exhibit 10.49C, and herby incorporated by reference.

A copy of the press release announcing Mr. Ruble’s departure from CSG is attached to this Form 8-K as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.49C	Separation Agreement with Joseph T. Ruble dated April 21, 2016
99.1	Press release of CSG Systems International, Inc. dated April 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2016

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Rolland B. Johns
Rolland B. Johns,
Chief Accounting Officer

CSG Systems International, Inc.

Form 8-K

Exhibit Index

10.49C	Separation Agreement with Joseph T. Ruble dated April 21, 2016
99.1	Press release of CSG Systems International, Inc. dated April 26, 2016

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